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                                                                 Exhibit 10.9


                                                             RAD & ASSOCIATES
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                                                711 North McKinley Road Suite 6
                                                          Lake Forest, IL 60045
                                                               Tel 847-535-9702
                                                               Fax 847-535-9614
                                                   email richarddrexler@msn.com


MEMO

DATE:      November 18, 2002
TO:        Tac Kensler
FROM:      Richard Drexler
SUBJECT:   Richard Drexler's Compensation

Whereas Quality Products' cash situation is constrained, and whereas the markets for Multipress' products are not expected to improve appreciably over the next 6 months, now therefore I, Richard Drexler, Chairman and CEO of Quality Products, agree as follows:

1. I will take no compensation for the first fiscal quarter of 2003 and no reserve should be accrued in view of the fact that the former CEO, Bruce Weaver, will still be receiving a severance distribution during this period.

2. I will defer my fiscal Q2 2003 compensation until January of 2004, which compensation should therefore be accrued on the books.

3. For Q3 and Q4 of 2003 my compensation should be at the rate of $5,416.67 per month.

The above represents our complete understanding of my fiscal 2003 compensation which, at $65,000 annually, is $10,000 less than the prior CEO.

In event of my death or inability to function the Q2 fiscal 2003 payments will become immediately due and payable to my wife, Clare Drexler.


/s/ Richard Drexler                         11/18/02
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Richard Drexler                           Date


/s/ Edith T. Overs                          11/18/02
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Notary                                    Date

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